EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Todex Corp. (the "Company") on Form 10-Q for the quarter ended May 31, 2016, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Dominic Chappell, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2016	By:	/s/ Dominic Chappell
Dominic Chappell
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Todex Corp., and will be retained by Todex Corp., and furnished to the Securities and Exchange Commission or its staff upon request.